TABLE 1

                      INTEREST INCOME AND AVERAGE BALANCES
                             (Dollars in Thousands)

                                                        1996                                 1995
                                    -----------------------------------------  ------------------------------------
                                        Average       Interest     Average       Average     Interest     Average
                                        Balance       Inc/Exp.    Yld/Rate       Balance     Inc/Exp.     Yld/Rate
                                    -----------------------------------------  ------------------------------------
INTEREST EARNING ASSETS
Investment Securities and
   Interest Bearing Deposits          $  369,179     $ 22,030        5.97%    $   272,551    $ 16,703      6.13%
Federal Funds Sold                         5,462          296        5.42%          9,165         525      5.73%
Loans, net**                             707,863       67,633        9.55%        580,066      56,497      9.74%
                                      ------------------------------------    ----------------------------------
Total Interest Earning Assets          1,082,504       89,959        8.31%        861,782      73,725      8.55%
                                      ------------------------------------    ----------------------------------

Noninterest Earning Assets                91,766                                  78,624
                                      ----------                              ----------
TOTAL ASSETS                          $1,174,270                              $  940,406
                                      ==========                              ==========

INTEREST BEARING LIABILITIES
Demand Deposits                       $  135,592        3,415        2.52%    $  121,447       3,315       2.73%
Savings Deposits                         168,376        5,555        3.30%       131,340       4,431       3.37%
Time Deposits                            524,220       30,007        5.72%       416,142      23,542       5.66%
Borrowed Funds                            98,467        5,345        5.43%        50,811       2,981       5.87%
                                      ------------------------------------    ----------------------------------
Total Interest Bearing Liabilities       926,655       44,322        4.78%       719,740      34,269       4.76%
                                      ------------------------------------    ----------------------------------

Noninterest  Bearing Liabilities         147,187                                 130,636
                                      ----------                              ----------
TOTAL LIABILITIES                      1,073,842                                 850,376

STOCKHOLDERS' EQUITY                     100,428                                  90,030
                                      ----------                              ----------
TOTAL LIABILITIES AND
    STOCKHOLDERS' EQUITY              $1,174,270                              $  940,406
                                      ==========                              ==========
INTEREST RATE SPREAD                                                 3.53%                                 3.79%
                                                                  ========                               =======
NET YIELD ON INTEREST-BEARING
   ASSETS                                            $ 45,637        4.22%                 $  39,456       4.58%
                                                     =====================                 =====================


                                                             1994
                                          --------------------------------------
                                              Average      Interest     Average
                                              Balance      Inc/Exp.    Yld/Rate
                                          --------------------------------------
INTEREST EARNING ASSETS
Investment Securities and
   Interest Bearing Deposits                $ 232,814     $ 12,774       5.49%
Federal Funds Sold                             14,307          601       4.20%
Loans, net**                                  499,868       44,652       8.93%
                                            ---------------------------------
Total Interest Earning Assets                 746,989       58,027       7.77%
                                            ---------------------------------

Noninterest Earning Assets                     74,630
                                            ---------
TOTAL ASSETS                                $ 821,619
                                            =========

INTEREST BEARING LIABILITIES
Demand Deposits                             $ 113,697        2,578       2.27%
Savings Deposits                              128,870        3,658       2.84%
Time Deposits                                 352,140       15,199       4.32%
Borrowed Funds                                 38,878        2,181       5.61%
                                            ---------------------------------
Total Interest Bearing Liabilities            633,585       23,616       3.73%
                                            ---------------------------------

Noninterest  Bearing Liabilities              105,889
                                            ----------
TOTAL LIABILITIES                             739,474

STOCKHOLDERS' EQUITY                           82,145
                                            ----------
TOTAL LIABILITIES AND
    STOCKHOLDERS' EQUITY                    $  821,619
                                            ===========
INTEREST RATE SPREAD                                                     4.04%
                                                                    =========
NET YIELD ON INTEREST-BEARING
   ASSETS                                                 $34,411        4.61%
                                                          ===================

 *  Yield is not computed on a tax equivalent basis.
**  Includes non-accrual loans and loans held for sale.

                                                                         TABLE 2
                         RATE/VOLUME VARIANCE ANALYSIS
                                 (IN THOUSANDS)

                                                        1996 COMPARED TO 1995                         1995 COMPARED TO 1994
                                                        ---------------------                         ---------------------
                                                                    VARIANCE                                    VARIANCE
                                                                 ATTRIBUTABLE TO                             ATTRIBUTABLE TO
                                                               ----------------------                      -------------------
                                                INTEREST                                     INTEREST
                                                 INCOME                                       INCOME
                                                EXPENSE                                      EXPENSE
                                                VARIANCE          RATE         VOLUME        VARIANCE         RATE       VOLUME
                                                --------          ----         ------        --------         ----       ------
INTEREST EARNING ASSETS
 Investment Securities and Time Deposits        $  5,327       $   (450)      $  5,777      $  3,929        $ 1,606     $ 2,168
Federal Funds Sold                                  (229)           (27)          (202)          (76)           179        (255)
Loans, net                                        11,136         (1,093)        12,229        11,845          4,267       7,578
                                                --------------------------------------      -----------------------------------
TOTAL INTEREST EARNINGS ASSETS                  $ 16,234       $ (1,570)      $ 17,804      $ 15,698        $ 6,052     $ 9,491
                                                ======================================      ===================================

INTEREST BEARING LIABILITIES
Demand Deposits                                 $    100       $   (268)      $    368      $    737        $   552     $   185
Savings Deposits                                   1,124           (100)         1,224           773            702          71
Time Deposits                                      6,465            282          6,183         8,343          5,264       3,079
Borrowed Funds                                     2,364           (238)         2,602           800            104         696
                                                ======================================      ===================================
TOTAL INTEREST BEARING LIABILITIES              $ 10,053       $   (324)      $ 10,377      $ 10,653        $ 6,622     $ 4,031
                                                ======================================      ===================================

                                                                         TABLE 3

                                     LOANS
                                 (In Thousands)

                                                                                     At December 31,
                                                         -----------------------------------------------------------------------
ANALYSIS OF LOANS:                                             1996          1995          1994          1993           1992
                                                         -----------------------------------------------------------------------
Commercial, Financial and Agricultural                       $ 194,726     $ 181,024     $ 167,423     $ 152,709      $ 108,548
Real Estate, Construction and Land Development                 107,538        81,892        84,391        59,442         41,090
Real Estate, Mortgage                                          331,986       258,243       178,388       158,441        115,169
Real Estate, Equity Lines of Credit                             40,288        36,594        30,666        27,499         21,371
Installment Loans to Individuals                                82,505        81,712        65,321        60,659         37,038
Other                                                            6,246         9,750        10,046         2,688          4,889
                                                         -----------------------------------------------------------------------
TOTAL                                                        $ 763,289     $ 649,215     $ 536,235     $ 461,438      $ 328,105
                                                         =======================================================================



                                                             TABLE 3 (CONTINUED)

                   ALLOCATION OF THE RESERVE FOR LOAN LOSSES
                                At December 31,

                             (Dollars in Thousands)

                                      ---------------------------------------------------------------------------------------------
                                                 1996                             1995                            1994
                                      ---------------------------------------------------------------------------------------------
                                                      Percent of                       Percent of                      Percent of
                                                     loans in each                    loans in each                   loans in each
                                                      Category to                      Category to                     Category to
                                        Amount        Total loans      Amount          Total loans       Amount        Total loans
                                       --------------------------------------------------------------------------------------------
Commercial, Financial and
       Agricultural                      $ 4,115          27.88%      $ 3,665            31.22%        $ 3,632            25.51%

Real Estate, Construction and
       Land Development                      169          12.61%          272            15.74%            708            14.09%

Real Estate, Mortgage                      1,995          39.78%        1,912            33.27%          2,812            43.49%

Real Estate, Equity Lines of Credit          402           5.64%          340             5.72%            274             5.28%

Installment Loans to Individuals           1,289          12.59%        1,220            12.18%          1,006            10.81%

Other                                         57           1.50%           76             1.87%             23             0.82%

Unallocated                                2,863           0.00%        2,173             0.00%          1,706             0.00%
                                      ---------------------------------------------------------------------------------------------
TOTAL                                   $ 10,890         100.00%      $ 9,658           100.00%       $ 10,161           100.00%
                                      =============================================================================================



                                      -------------------------------------------------------------
                                                      1993                           1992
                                      -------------------------------------------------------------
                                                           Percent of                  Percent of
                                                          loans in each               loans in each
                                                           Category to                 Category to
                                          Amount           Total loans      Amount     Total loans
                                      -------------------------------------------------------------
Commercial, Financial and
       Agricultural
                                         $ 4,724              33.09%      $ 1,598           33.09%
Real Estate, Construction and
       Land Development
                                             653              12.88%          680           12.52%
Real Estate, Mortgage
                                           3,254              34.34%        1,691           35.10%
Real Estate, Equity Lines of Credit
                                             260               5.96%           86            6.51%
Installment Loans to Individuals
                                             823              13.15%          307           11.29%
Other
                                              19               0.58%           23            1.49%
Unallocated
                                           2,036               0.00%        1,087            0.00%
                                      -----------------------------------------------------------
TOTAL                                   $ 11,769             100.00%      $ 5,472          100.00%
                                      ============================================================

               RESERVE FOR LOAN LOSSES AND NON-PERFORMING ASSETS
                             (Dollars in Thousands)

                                                                                     At December 31
                                                         -----------------------------------------------------------------------
Analysis of Reserve for Loan Losses:                            1996          1995          1994          1993           1992
                                                         -----------------------------------------------------------------------
Beginning Balance                                              $ 9,658      $ 10,161      $ 11,769       $ 5,472        $ 5,107
Net Charge-Offs                                                   (742)       (1,026)       (3,005)         (874)        (1,755)
Additions Charged to Operations                                  2,072           523         1,299         2,272          2,120
Provision for acquired loans                                       (98)            -            98           110              -
Allowance acquired                                                   -             -             -         4,789              -
                                                         -----------------------------------------------------------------------
Ending Balance                                                $ 10,890       $ 9,658      $ 10,161      $ 11,769        $ 5,472
                                                         =======================================================================
Ratio of Net Charge-Offs During the Period to
     Average Loans outstanding during the period                 0.10%         0.18%         0.60%         0.24%          0.56%

                        ANALYSIS OF NONPERFORMING ASSETS
                                 (In Thousands)

                                                                                         At December 31,
                                                                 1996          1995          1994          1993           1992
                                                         -----------------------------------------------------------------------
Nonaccrual Loans                                               $ 1,666       $ 1,532       $ 1,934       $ 3,948        $ 1,182
Loans contractually past due 90 or more days as
      to principal or interest                                   2,107         1,033         1,028           220            892
Foreclosed Assets                                                  507           499           799         1,859          2,742
                                                         -----------------------------------------------------------------------
                                                               $ 4,280       $ 3,064       $ 3,761       $ 6,027        $ 4,816
                                                         =======================================================================

                                                                         TABLE 4

                                   SECURITIES
                             (Dollars in Thousands)

                                                                   BOOK VALUE AT DECEMBER 31, 1996
                                     --------------------------------------------------------------------
                                                       Due After    Due After
                                                        One Year   Five Years
                                       Due in One       Through      Through    Due After              Market        Average
                                      Year or Less     Five Years   Ten Years   Ten Years    Total     Value   Maturity In Years
                                     --------------------------------------------------------------------------------------------
AVAILABLE FOR SALE

U.S. Treasury Securities                 $34,696        $83,206     $     -      $      -    $118,902   $117,901        1.31
U.S. Agencies                              1,511          1,703           -         8,943      12,157     12,157        4.81
Mortgage Backed Securities                     -              -       1,267       125,763     127,030    128,030       13.93
State and Political Subdivisions             675            466         521        12,679      14,391     14,341        6.04
Collateralized Mortgaged Obligations           -              -         465         1,643       2,108      2,108       12.68
Other Investments                              -              -                     4,188       4,188      4,188
End User Derivatives                         197          2,048       1,605             -       3,850      3,850
                                     ============================================================================================
Total                                    $38,079        $87,423     $ 3,858      $153,216    $282,576   $278,725        7.75
                                     ============================================================================================
HELD TO MATURITY

U.S. Agencies                            $ 26,876       $ 39,356    $ 3,857      $  2,045    $ 72,134   $ 72,583        4.83
State and Political Subdivisions            1,026          3,725      4,803         4,109      13,663     13,918        5.9
Mortgage Backed Securities                  1,173          4,214        875         2,449       8,711      8,564        5.75
Collateralized Mortgaged Obligations            -              -      2,037         1,013       3,050      3,025       15.67
Other Investments                               -            554          -             -         554        577        3.7
                                     ============================================================================================
Total                                    $ 29,075       $ 47,849    $11,572      $  9,616    $ 98,112   $ 98,667        7.16
                                     ============================================================================================

                                   SECURITIES

                 WEIGHTED AVERAGE YIELDS* AT DECEMBER 31, 1996

                                                            Due After       Due After
                                                             One Year      Five Years
                                            Due in One       Through         Through       Due After
                                           Year or Less     Five Years      Ten Years      Ten Years         Total
                                          ------------------------------------------------------------------------------
Available for Sale

U.S. Treasury Securities                       5.84%          5.98%           -              -               5.93%
U.S. Agencies                                  4.87%          5.52%           -              7.41%           6.58%
Mortgage Backed Securities                     -              -               6.07%          7.00%           6.98%
State and Political Subdivisions               3.53%          4.27%           4.78%          5.14%           5.04%
Collateralized Mortgage Obligations            -              -               5.42%          5.31%           5.43%
Other Investments                              -              -               -              6.62%           6.62%

                                          -----------------------------------------------------------------------
    Total                                      5.76%          5.95%           5.42%          6.84%           6.40%
                                          =======================================================================

Held to Maturity

U.S. Agencies                                  5.63%          6.27%           7.58%          4.80%           6.02%
State and Political Subdivisions               4.83%          5.08%           5.42%          5.59%           5.23%
Mortgage Backed Securities                     5.47%          5.92%           5.65%          6.86%           6.20%
Collateralized Mortgage Obligations            -              -               6.17%          4.66%           5.72%
Other Investments                              -              8.89%           -              -               8.89%
                                          -----------------------------------------------------------------------
    Total                                      5.37%          5.66%           6.29%          5.65%           5.89%
                                          =======================================================================

*Yields are not computed on a tax equivalent basis.

                                   SECURITIES
                                 (IN THOUSANDS)

                                                                         December 31,
                                          --------------------------------------------------------------------------
                                                               1996                                         1995
AVAILABLE FOR SALE                          Book Value     Market Value                  Book Value     Market Value
                                          -------------------------------                ---------------------------
U.S. Treasury Securities                        $ 117,732      $ 117,902                   $ 92,966        $ 94,113
U.S. Agencies                                      12,179         12,157                     23,471          23,407
State and Political Subdivisions                   14,369         14,341                      2,587           2,596
Mortgage Backed Securities                        127,818        128,030                     85,888          86,219
Collateralized Mortgage Obligations                 2,145          2,108                      2,766           2,715
Other Investments                                   4,188          4,188                      3,449           3,449
End-User Derivatives                            $   4,293      $   3,850
                                          --------------------------------------------------------------------------
                                                $ 282,724      $ 282,576                   $211,127       $ 212,499
                                          ==========================================================================



HELD TO MATURITY

U.S. Agencies                                    $ 72,134       $ 72,583                   $ 49,047        $ 52,190
State and Political Subdivisions                   13,663         13,918                     22,101          22,502
Mortgage Backed Securities                          8,711          8,564                     13,598          13,529
Collateralized Mortgage Obligations                 3,050          3,025                      3,068           3,067
Other Investments                                     554            577                      1,638           1,680

                                          --------------------------------------------------------------------------
                                                 $ 98,112       $ 98,667                   $ 89,452        $ 92,968
                                          ==========================================================================

                                                                         TABLE 5


                         LARGE TIME DEPOSIT MATURITIES

Analysis of Time Deposits of $100,000 or more at December 31, 1996 (In
Thousands):

                                                                      Total
                                                                   -----------
       Remaining maturity of three months or less                    $ 52,427
       Remaining maturity of over three through 12 months              42,508
       Remaining maturity of over twelve months                        10,035
                                                                    =========
       Total time deposits of $100,000 or more                      $ 104,970
                                                                    =========

                                                                         TABLE 6

                             SHORT-TERM BORROWINGS
                             (DOLLARS IN THOUSANDS)
                                AT DECEMBER 31,

                                   -------------------------------------------------------------------------------------
                                                                  1996                                1995
                                   ------------------------------------------------------ ------------------------------
                                                     Securities                                            Securities
                                                     Sold Under   Federal Home                             Sold Under
                                    Federal Funds   Agreement to      Loan                 Federal Funds  Agreement to
                                      Purchased      Repurchase       Bank     Combined     Purchased     Repurchase
                                   ------------------------------------------------------ ------------------------------
END OF YEAR:
     Amount Outstanding                  $ 3,900       $ 34,738       $ 8,000   $ 46,638      $ 16,155      $ 23,667

     Weighted Average
             Interest Rate                  7.00%          4.90%         6.95%      5.43%         5.98%         4.49%

Maximum amount outstanding
            at any month end during
            the year                    $ 35,745       $ 39,466      $ 44,500  $ 119,711      $ 21,125      $ 25,394

AVERAGES:
     Average outstanding
          balance during the
          year                          $ 10,876       $ 31,502      $ 17,695   $ 60,073       $ 4,544      $ 18,952

     Weighted average
          interest rate during
          the year                          5.74%          5.17%         5.70%      5.43%         6.06%         5.10%


                                        ------------------------- -----------------------------------------------------------------
                                         1995                                                    1994
                                        ------------------------- -----------------------------------------------------------------
                                                                                      Securities
                                        Federal Home                                   Sold Under      Federal Home
                                            Loan                     Federal Funds    Agreement to         Loan
                                           Bank        Combined        Purchased       Repurchase          Bank           Combined
                                        -------------------------   ---------------------------------------------------------------
END OF YEAR:
     Amount Outstanding                   $ 29,500      $ 69,322     $  5,900         $ 18,852              $ -         $ 24,752

     Weighted Average
             Interest Rate                    5.66%         5.34%        6.35%            5.07%               -             5.37%

Maximum amount outstanding
            at any month end during
            the year                      $ 29,500      $ 76,019     $ 27,025         $ 17,749              $ -         $ 44,774

AVERAGES:
     Average outstanding
          balance during the
          year                            $ 10,730      $ 34,226      $ 7,989         $ 12,390              $ -         $ 20,379

     Weighted average
          interest rate during
          the year                            5.82%         5.45%        4.32%            3.73%               -             3.96%

                                                                         TABLE 7


                       SELECTED KEY FINANCIAL RATIOS (1)

                              1996                  1995                1994
                        ----------------      ---------------      -------------

Return on Assets               1.13%                 0.97%               0.63%
Return on Equity              13.16%                10.12%               6.31%
Dividend Payout Ratio         26.70%                22.10%              17.60%
Equity to Assets               8.55%                 9.57%              10.00%

(1) All ratios are computed on average daily balances, except dividend payout.


                                                                         TABLE 8

                            INTEREST SENSITIVITY (2)
                               December 31, 1996

         (Dollars in Thousands)

                                                  12/31/96           0-3              4-12            1 to 5            Over
                                                  Balance           Months           Months           Years           5 years
                                          -------------------------------------------------------------------------------------
Federal Funds Sold                                 $ 2,011          $ 2,011
Interest Bearing Deposits in Banks                     879              879
Securities                                         380,688           19,730         $ 56,075        $ 137,553        $ 167,330
Loans Held for Sale                                  2,413            2,413
Loans                                              763,289          410,635          107,924          217,027           27,703
                                          -------------------------------------------------------------------------------------
Earning Assets                                   1,149,280          435,668          163,999          354,580          195,033
                                          -------------------------------------------------------------------------------------
Total Assets                                   $ 1,241,394
                                          =================

Interest Bearing Demand Deposits                 $ 135,841                                            108,967           26,874
Savings and Money Market Account                   187,619                            59,415          113,731           14,473
Time Deposits                                      548,277          201,200          255,633           88,323            3,121
Other Borrowings                                    96,980           46,980                            50,000
                                          -------------------------------------------------------------------------------------
Costing Liabilities                              $ 968,717          248,180          315,048          361,021           44,468
                                          -------------------------------------------------------------------------------------

GAP                                                               $ 187,488       $ (151,049)        $ (6,441)       $ 150,565
                                                           --------------------------------------------------------------------
% of Total Assets                                                     15.10%          -12.17%           -0.52%           12.13%
                                                           --------------------------------------------------------------------
Cumulative GAP                                                    $ 187,488         $ 36,439         $ 29,998        $ 180,563
                                                           --------------------------------------------------------------------
% of Total Assets                                                     15.10%            2.94%            2.42%           14.55%
                                                           --------------------------------------------------------------------

(2) Assumptions used include the maturity distribution units for non-maturity deposits and no pre-payments on loans.